UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 20, 2005
DIEBOLD, INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 490-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     As discussed below in Item 5.02, the company announced today that Eric C. Evans, its President and Chief Operating Officer, and a member of its board of directors, is leaving the company. Mr. Evans has been employed by the company pursuant to a written, at-will employment agreement, the principal terms of which were previously set forth as Exhibit 10.21 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed with the Securities and Exchange Commission on May 7, 2004.
     The employment agreement provides for an initial term of two years, with automatic one-year renewals thereafter unless either party gives notice of non-renewal. The company provided Mr. Evans with a notice of non-renewal on September 20, 2005.
     Mr. Evans and the company have not yet agreed on the details of his separation from the company, however, the parties intend to enter into a definitive separation agreement at the earliest opportunity.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of
                  Principal Officers.
     On September 21, 2005, the company issued a press release announcing a realignment of its corporate management structure in order to improve the company’s profitability and competitiveness. As a result of the realignment, the company announced that Eric C. Evans, its President and Chief Operating Officer, is leaving the company. Pursuant to the company’s Corporate Governance Guidelines, as a result of leaving the company, Mr. Evans is also required to submit his resignation as a member of the company’s board of directors. Effective immediately, Walden W. O’Dell, the company’s Chairman and Chief Executive Officer, will be assuming the role of President and Chief Operating Officer. A copy of the press release of Diebold, Incorporated, dated September 21, 2005, announcing the change is attached as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
     On September 21, 2005 Diebold, Incorporated also issued a press release entitled “Diebold Reduces 2005 Third Quarter and Year-End Earnings Outlook”. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     The information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c)     Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Diebold, Incorporated, dated September 21, 2005, “Diebold Announces New Corporate Structure”
99.2	Press Release of Diebold, Incorporated, dated September 21, 2005, “Diebold Reduces 2005 Third Quarter and Year-End Earnings Outlook”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED
Date:	September 21, 2005	By:	/s/ Kevin J. Krakora
Kevin J. Krakora
Vice President, Corporate Controller and Acting Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Diebold, Incorporated, dated September 21, 2005, “Diebold Announces New Corporate Structure”
99.2	Press Release of Diebold, Incorporated, dated September 21, 2005, “Diebold Reduces 2005 Third Quarter and Year-End Earnings Outlook”

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